Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
as adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey W. Peterson, Chief Financial Officer and Vice President, Finance of Brand Intermediate Holdings, Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o (d)); and

(2)	the information contained in such Form 10-Q of the Company for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: August 11, 2003	/s/ Jeffrey W. Peterson

Jeffrey W. Peterson
Chief Financial Officer and
Vice President, Finance

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